STATEMENT OF ADDITIONAL INFORMATION

September 1, 2016

PREDEX

Principal Executive Offices

17605 Wright Street, Suite 2,

Omaha, NE 68130

1-877-940-7202

This Statement of Additional Information ("SAI") is not a prospectus. This SAI should be read in conjunction with the prospectus of PREDEX (the "Fund"), dated September 1, 2016 (the "Prospectus"), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund's securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund's securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-877-940-7202. The registration statement, of which the Prospectus is a part, can be reviewed and copied at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The Fund's filings with the SEC are also available to the public on the SEC's Internet web site at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102.

TABLE OF CONTENTS

General Information and History	2
Investment Objective and Policies	2
Management of PREDEX	11
Codes of Ethics	16
Proxy Voting Policies and Procedures	16
Control Persons and Principal Holders	16
Investment Advisory and Other Services	17
Portfolio Managers	18
Allocation of Brokerage	18
Tax Status	18
Other Information	21
Independent Registered Public Accounting Firm	22
Financial Statements	22
Appendix – Adviser's Proxy Policy	23

1

GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund (the "Trust"). The Fund was organized as a Delaware statutory trust on February 5, 2013 and commenced investment operations July 1, 2016. The Fund's principal office is located at 17605 Wright Street, Suite 2, Omaha, NE 68130 and its telephone number is 1-877-940-7202. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund's primary investment objective is to seek consistent current income while secondarily seeking long-term capital appreciation with moderate volatility.

Fundamental Policies

The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund will not:

(1) Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets. The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2) Issue preferred shares.

(3) Purchase securities on margin, sell securities short, write put options, nor write call options.

(4) Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).

(5) Invest 25% or more of the market value of its assets in the securities of companies or entities engaged in any one industry, or group of industries, except the real estate industry through "Underlying Investment Vehicles." This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities, as well as to investments in investment companies that primarily invest in such securities. Under normal circumstances, the Fund invests, through Underlying Investment Vehicles, over 75% of its assets in the securities of issuers in the real estate industry.

(6) Purchase or sell commodities, unless acquired as a result of ownership of securities or other investments.

2

(7) Make loans to others except by loaning portfolio securities; or entry into a repurchase agreement of up to 100% of assets in a manner consistent with the Fund's investment policies or as otherwise permitted under the 1940 Act, when such a transaction is deemed to be a loan.

(8) Purchase or sell real estate or interests in real estate, except this limitation is not applicable to investments in securities, such as Underlying Investment Vehicles, that are secured by or represent direct or indirect interests in real estate.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than for 5% of the shares outstanding at net asset value ("NAV") less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by the 1940 Act.

Non-Fundamental Policies

The following is an additional investment limitation of the Fund and may be changed by the Board of Trustees without shareholder approval.

1. The Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above through the grant of a security interest maintained by the Custodian.

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction.

Non-Diversified Status

Because the Fund is "non-diversified" under the 1940 Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Fund's total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in United States Government Securities and regulated investment companies.

3

Non-Principal Investment Strategies

Special Investment Techniques

Underlying Investment Vehicles use interest rate swaps and caps to hedge against risks that affect the value of the Underlying Investment Vehicles' portfolio securities and assets. Underlying Investment Vehicles use these derivative transactions to hedge investment risks in pursuing their respective investment objectives. These hedging transactions may not perform as anticipated, and an Underlying Investment Vehicle may suffer losses as a result of its hedging activities.

Interest Rate Swaps and Caps

The Fund anticipates that interest rate swaps and caps will be a small part (less than 10%) of each Underlying Investment Vehicle's investment strategy. These derivatives can be volatile and involve certain types and degrees of risk. By using these derivatives, Underlying Investment Vehicles may be permitted to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed.

A small investment in these derivatives could have a substantial impact on an Underlying Investment Vehicle's performance. The market for these derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If an Underlying Investment Vehicle were to invest in these derivatives at an inopportune time, or the Underlying Investment Vehicle manager evaluates market conditions incorrectly, the Underlying Investment Vehicle's derivative investment could negatively impact the Underlying Investment Vehicle's return, or result in a loss. In addition, an Underlying Investment Vehicle could experience a loss if its derivatives were poorly correlated with its other investments, or if the Underlying Investment Vehicle were unable to liquidate its position because of an illiquid secondary market.

Swap Agreements. For hedging purposes, an Underlying Investment Vehicle may enter into interest rate swap agreements. Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year. In a standard interest rate swap transaction, the parties agree to exchange periodic payments based on the difference between a fixed interest rate and a floating interest rate. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., based on the value of a particular dollar amount invested at a particular interest rate.

Interest Rate Cap Agreements. For hedging purposes, an Underlying Investment Vehicle may enter into interest rate cap agreements. An interest rate cap is similar to an interest rate swap except that one party pays the other for the right receive payments when a floating exceeds an agreed upon threshold level.

Generally, an Underlying Investment Vehicle's obligations (or rights) under a swap or cap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss is limited to the net amount of interest payments that a party is contractually required to make. As such, if the counterparty to a swap or cap defaults, an Investment Fund's risk of loss consists of the net amount of payments that it is entitled to receive.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by Underlying Investment Vehicles could cause the Fund to be a

4

commodity pool, which, absent an available exemption would require the Fund to comply with certain rules of the CFTC.

Regulation as a Commodity Pool Operator

PREDEX Capital Management, LLC (the "Adviser"), with respect to the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and Rule 4.5 of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operations. Accordingly, neither the Fund nor the Adviser is subject to registration or regulation as a commodity pool operator.

Debt Instruments

Institutional Private Funds in the Index may invest up to 20% of their net assets in debt instruments such as property-related debt such as a mortgage, public company or private company debt. However, the Fund does not anticipate that debt investing will be a significant source of returns (less than 10%) and does not expect Institutional Private Funds to invest up to the 20% limit. Mutual funds may also invest in debt instruments as disclosed in their respective Prospectus or Statement of Additional Information. Here too, the Fund does not anticipate that debt investing will be a significant source of returns (less than 10%) as the Adviser will not invest in a mutual fund that invests in debt instruments as a principal investment strategy. Underlying Investment Vehicles may invest in debt instruments without restriction as to issuer capitalization and in debt securities of any quality or maturity. When Underlying Investment Vehicles invest in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Money Market Instruments

The Fund may invest some or all of its assets in money market instruments in such amounts as the Adviser deems appropriate under the circumstances. In addition, an Underlying Investment Vehicle may invest in money market instruments that are, typically, high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, repurchase agreements and money market mutual funds.

Additional Information About Principal Investment Strategies.

Mutual Funds

The Fund may invest in registered investment companies (open-end funds commonly referred to as mutual funds). The 1940 Act provides that the Fund may not: (1) purchase more than 3% of an investment company's outstanding shares; (2) invest more than 5% of its assets in any single registered investment company (the "5% Limit"), and (3) invest more than 10% of its assets in registered investment companies overall (the "10% Limit"), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the

5

Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.50%. The Fund does not charge any sales load. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from Fund shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated investment companies to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

The Fund and any "affiliated persons," as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any investment company. Accordingly, when affiliated persons hold shares of any of an investment company, the Fund's ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an investment company whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the investment company's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an investment company's outstanding securities therefore, will be considered not readily marketable securities.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Adviser or an Underlying Investment Vehicle may purchase securities on a forward commitment, when-issued or delayed delivery basis. This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when the investment commitment is made but, the purchaser does not make payment until it receives delivery from the seller. The Adviser or an Underlying Investment Vehicle may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates. Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund or and

6

Underlying Investment Vehicle is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets.

Repurchases and Transfers of Shares

Repurchase Offers

The Board has adopted a resolution setting forth the Fund's fundamental policy that it will conduct quarterly repurchase offers (the "Repurchase Offer Policy"). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Fund's Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund's portfolio turnover.

Repurchase Offer Policy Summary of Terms

  The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time. Rule 23c-3 establishes requirements that closed-end funds must follow when making repurchase offers to their shareholders.
  The repurchase offers will be made in March, June, September and December of each year.
  The Fund must receive repurchase requests submitted by shareholders in response to the Fund's repurchase offer within 21 to 42 days of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day), as specified by the Fund (the "Repurchase Request Deadline").
  The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the NAV applicable to the purchase of shares (the "Repurchase Pricing Date") is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2% of the proceeds. However, the Fund does not currently charge a repurchase fee. The Fund may rely on Rule 23c-3 only so long as the Board of Trustees satisfies governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures: All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount: Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the outstanding shares of the Fund on the Repurchase Request Deadline (the "Repurchase Offer Amount"). The Board of Trustees shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification: Generally, thirty days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the

7

subject of the repurchase offer a notification ("Shareholder Notification") providing the following information:

  A statement that the Fund is offering to repurchase its shares from shareholders at NAV;
  Any fees applicable to such repurchase, if any;
  The Repurchase Offer Amount;
  The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the "Repurchase Payment Deadline");
  The risk of fluctuation in NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;
  The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;
  The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;
  The circumstances in which the Fund may suspend or postpone a repurchase offer;
  The NAV of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the NAV thereafter; and
  The market price, if any, of the shares on the date on which such NAV was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 ("Notification of Repurchase Offer'') and three copies of the Shareholder Notification with the Securities and Exchange Commission ("SEC") within three business days after sending the notification to shareholders.

Notification of Beneficial Owners: Where the Fund knows that shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests: Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount: If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

  Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

8

  Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers: The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, and only:

  If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

  If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

  For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

  For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

  For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value: The Fund's current NAV shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board of Trustees. Currently, the Board has determined that the Fund's NAV shall be determined daily following the close of the New York Stock Exchange. The Fund's NAV need not be calculated on:

  Days on which changes in the value of the Fund's portfolio securities will not materially affect the current NAV of the shares;

  Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

  Customary national, local, and regional business holidays described or listed in the prospectus.

Liquidity Requirements: From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund's assets equal to at least 100% of the Repurchase Offer Amount (the "Liquidity Amount") shall consist of access to a line or credit and/or

9

assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund's assets fail to comply with this requirement, the Board of Trustees shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy: The Board of Trustees may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Fund's investment adviser, but shall continue to be responsible for monitoring the investment adviser's performance of its duties and the composition of the portfolio. Accordingly, the Board of Trustees has approved this policy that is reasonably designed to ensure that the Fund's portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:
a.	The frequency of trades and quotes for the security.
b.	The number of dealers willing to purchase or sell the security and the number of potential purchasers.
c.	Dealer undertakings to make a market in the security.
d.	The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).
e.	The size of the Fund's holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.
2.	If market developments impair the liquidity of a security, the investment adviser should review the advisability of retaining the security in the portfolio. The investment adviser should report to the basis for its determination to retain a security at the next Board of Trustees meeting.
3.	The Board of Trustees shall review the overall composition and liquidity of the Fund's portfolio on a quarterly basis.
4.	These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure: The Fund's registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure: The Fund shall include in its annual report to shareholders the following:

  Disclosure of its fundamental policy regarding periodic repurchase offers.
  Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:
  the number of repurchase offers,
  the repurchase offer amount and the amount tendered in each repurchase offer, and the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b)(5) of this section.

Advertising: The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open-end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

10

Involuntary Repurchases

The Fund may, at any time, repurchase at NAV shares of a shareholder, or any person acquiring shares from or through a shareholder, if: the shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; the shareholder owns shares having an aggregate NAV less than an amount determined from time to time by the Trustees; or it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares. The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund for Shares that it holds in its capacity as a shareholder.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

MANAGEMENT OF PREDEX

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), each as amended from time to time, which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of one individual who is an interested person of the Trust as defined under the 1940 Act. The Board consists of four individuals, three of whom are not "interested persons" (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust's distributor ("Independent Trustees"). Interested Persons generally include affiliates, immediate family members of affiliates, any partner or employee of the Fund's legal counsel, and any person who has engaged in portfolio transactions for the Fund or who has loaned the Fund money or property within the previous six months. Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Financial Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

11

Board Leadership Structure

William J. Chadwick has served as the Chairman of the Board since March 2013. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President, are seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of four Trustees including three Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Chadwick holds a juris doctor degree and has over 30 years of business experience, including extensive experience in the area of investment advisory, securities brokerage, commercial real estate investment banking and real estate brokerage. He has developed considerable leadership and problem-solving skills as a result of his experience as the president of a real estate investment banking firm and in his years of law practice. Ms. Broad holds a master of business administration degree and has over 30 years of business experience focused in real estate and investment management business. Her background has been shaped by years of experience with an investment adviser, an operating company and a consultant directing a variety of investment management and marketing endeavors. Mr. Piper has over 40 years of experience in the financial services industry including serving Piper Jaffray Companies, a financial services holding company that includes a broker-dealer and investment adviser, from 1983 to 2006, including roles as CEO, Vice-Chairman and Chairman. He also has an understanding of the framework under which boards of directors must operate based on his years of service to various non-profit boards including the Board of Regents of St. Olaf College and Minnesota Public Radio as well as through his service as a mutual fund director with Leuthold Funds, Inc. He also holds an MBA from Stanford University. Mr. Vandell has over 30 years of experience in the real estate academic community including serving as Director, Center for Real Estate and Professor Real Estate Finance at the Merage School of Business, UC Irvine; and as Chair of the Department of Real Estate and Urban Land Economics at the University of Wisconsin. He also holds a Ph.D., Real Estate Finance from the Massachusetts Institute of Technology. He also has an understanding of the framework under which boards of directors must operate based on his

12

years of service to various real estate investment trusts. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is c/o PREDEX, 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Carol A. Broad Born: 1955	Trustee since March 2013	Trustee, San Diego City Employees' Retirement System, April 2015 to present; Retired, March 2011 to March 2015; Director-Private Real Estate, Russell Investments, Inc. (investment adviser), Nov. 1999 to Feb. 2011.	1	None
Addison Piper Born: 1946	Trustee since May 2013	Director, Piper Jaffray Companies 2006 to present.	1	Leuthold Funds, Inc. (5 portfolios), Renaissance Learning, Inc., Piper Jaffray Companies
Dr. Kerry Vandell Born: 1947	Trustee since March 2016	Professor, University of California – Irvine, July 2006 to present	1	Steadfast Apt. REIT (Oct. 2013 to present); Shopoff Properties Trust (Jan. 2010 to Feb. 2013); Steadfast Income REIT (Oct. 2012 to Jan. 2015)

Interested Trustees and Officers

Name, Address*** and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
William J. Chadwick Born: 1948	Trustee since March 2013	Managing Director, Chadwick, Saylor & Co., Inc. (real estate advisory and investment banking), 1985 to present.	1	None
J. Grayson Sanders Born: 1940	President since March 2013	President and Chief Investment Officer, Managing Principal, Mission Realty	n/a	n/a
13

Advisors, LLC (real estate advisory and investment banking), Feb., 2011 to present; None, Apr. 2010 to Jan. 2011; President, Steadfast Advisor Group, Mar. 2009 to Mar. 2010.
Michael Achterberg Born: 1963	Treasurer since July 2013	Chief Operating Officer, PREDEX Capital Management, Mar. 2013 to present; CFO/CCO, TriLinc Global (investment adviser), July 2012 to Oct. 2012; CFO, CSIP Group (private equity and investment banking), Nov. 2009 to Jan. 2012.	n/a	n/a
James P. Ash Born: 1976	Secretary since March 2013	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	n/a	n/a
William Kimme Born: 1962	Chief Compliance Officer since March 2013	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011).	n/a	n/a

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term "Fund Complex" refers to the Fund.

*** The address for all officers is c/o PREDEX, 17605 Wright Street, Suite 2, Omaha, NE 68130.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of three Trustees, each of whom is not an "interested person" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee

14

Charter. Due to the size of the Board, the Audit Committee is also responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Fund does not accept Trustee nominations from shareholders. During the last fiscal year the Audit Committee met once.

Trustee Ownership

The following table indicates the dollar range of equity securities that any Trustee beneficially owned in the Fund as of December 31, 2015.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
William J. Chadwick	$10,001 to $50,000	$10,001 to $50,000

Compensation

Each Trustee who is not affiliated with the Trust or Adviser or otherwise Independent will receive an annual fee of $20,000, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Trustee who serves a Chairperson of the Audit Committee will receive an additional annual fee of $5,000. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees are expected to receive from the Trust for services performed during the fiscal year ending April 30, 2017. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Directors
Carol A, Broad, Trustee	$25,000	$0	$0	$25,000
Addison Piper, Trustee	$20,000	$0	$0	$20,000
Kerry Vandell, Trustee	$20,000	$0	$0	$20,000

Fair Valuation Committee

While not a committee of Trustees, the Board has established a Fair Valuation Committee (the “FVC”) to which it has delegated certain securities pricing responsibilities. The FVC consists of a representative from the Adviser, the Trust's Treasurer or Assistant Treasurer, a representative of the fund accountant (Gemini Fund Services, LLC "Gemini"), the Trust's CCO, as well as any additional participants as the Board deems appropriate. The FVC is authorized to act provided that at least two members are present. The FVC or Board may enlist third party consultants, such as an audit firm or fair value pricing specialist on an as-needed basis to assist in determining a security-specific fair value or valuation method. In its capacity as fund accountant, Gemini receives or computes the value of each investment security and other asset held by the Fund and computes the NAV for the Fund.

15

CODES OF ETHICS

Each of the Fund, the Adviser and the Trust's distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the "Ethics Codes"). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel ("Access Persons"). The Ethics Codes apply to the Fund and permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes are available on the EDGAR database on the SEC's website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Fund's principal underwriter (distributor) or any affiliated person of the principal underwriter (distributor), or any affiliated person of the Trust and the Fund's or its shareholder's interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Trust's directive using the recommendation of an independent third party. If the third party's recommendations are not received in a timely fashion, the Adviser will abstain from voting. A copy of the Adviser's proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 1-877-940-7202; and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling toll-free at 1-877-940-7202 and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of August 1, 2016, the Trustees and officers directly and indirectly owned 1.12% of the shares of the Fund. As of

16

August 1, 2016, the following shareholder of record owned 5% or more of the outstanding shares of the Fund.

Name & Address	Percentage of Shares
Charles Schwab & Co. Inc. 211 Main Street San Francisco, California 94105	98.47%

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

PREDEX Capital Management, LLC, located at 18500 Von Karman Ave, Suite 300, Irvine, CA 92612, serves as the Fund's investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company formed in January 2013 for the purpose of advising the Fund and has no other clients. The Adviser is deemed to be controlled by J. Grayson Sanders because he indirectly owns over 25% of its interests.

Under the general supervision of the Fund's Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund's service providers. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Management Agreement a monthly fee at the annual rate of 0.55% of the Fund's daily average net assets. The Adviser may employ research services and service providers to assist in the Adviser's market analysis and investment selection.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, but excluding management fees, interest and extraordinary expenses), to the extent that they exceed 1.20% per annum of the Fund's average daily net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect through August 31, 2017, unless and until the Board approves its modification or termination.

Conflicts of Interest

The Fund does not believe the Adviser has any conflicts of interest because the Adviser has no other clients, the portfolio manager does not manage other accounts and he is not permitted to invest in the securities held by the Fund. Nonetheless, although the Adviser has no intention of accepting other clients, the Adviser adopted policies and procedures in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any potential conflicts related to the acceptance

17

of another client or clients. Although the Adviser anticipates that the Institutional Private Fund and mutual fund managers will follow practices to prevent conflicts of interest, no guarantee or assurances can be made that practices will be followed or that an Institutional Private Fund or mutual fund manager will abide by, and comply with, its stated practices. An Institutional Private Fund manager or mutual fund manager may provide investment advisory and other services, directly or through affiliates, to affiliated entities and accounts other than the respective Institutional Private Fund or mutual fund.

No Participation in Investment Opportunities

Members, principals, officers, employees and affiliates of the Adviser may not buy or sell securities or other investments in which the Fund invests.

PORTFOLIO MANAGERS

As described in the prospectus, J. Grayson Sanders and Michael D. Achterberg serve as the co-portfolio managers and are primarily responsible for the day-to-day management of the Fund. As of April 30, 2016 and August 1, 2016, Mr. Sanders indirectly owned $10,001 to $50,000 of Fund shares. As of April 30, 2016, Mr. Achterberg owned no Fund shares. As of August 1, 2016, Mr. Achterberg directly owned $100,001 to $500,000 of Fund shares.

As of April 30, 2016, the co-portfolio managers were responsible for the management of no accounts except the Fund.

Distributor

Northern Lights Distributors, LLC (the "Distributor"), located at 17605 Wright Street Omaha, NE 68130, is serving as the Fund's principal underwriter and acts as the distributor of the Fund's shares, subject to various conditions.

ALLOCATION OF BROKERAGE

The Adviser anticipates that the Fund's investments will be made without the services of a broker. However, the Adviser adopted best execution policies and procedures prior to using the services of any broker to execute securities trades with respect to the Fund's investment portfolio.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code. Net investment income is made up of dividends and

18

interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will generally be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

19

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements. Investing in municipal bonds and other tax-exempt securities is not a principal investment strategy of the Fund. Nonetheless, to the extent the Fund invests in municipal bonds that are not exempt from calculations used to determine a taxpayer's status with respect to the alternative minimum tax, some shareholders may be subject to the alternative minimum tax. Investors should consult their tax advisers for more information.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Other Reporting and Withholding Requirements

Payments to a shareholder that is either a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Foreign Account Tax Compliance Act ("FATCA") may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if

20

it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Options, Futures, Forward Contracts and Swap Agreements as Employed by Underlying Investment Vehicles

Because the Fund will invest in Underlying Investment Vehicles, certain, if not all tax aspects of the Underlying Investment Vehicle's investments will indirectly affect or apply to the Fund. To the extent such investments are permissible for the Underlying Investment Vehicle, the Underlying Investment Vehicle's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Underlying Investment Vehicle, defer losses to the Underlying Investment Vehicle, cause adjustments in the holding periods of the Underlying Investment Vehicle's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Underlying Investment Vehicle's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Underlying Investment Vehicle's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Underlying Investment Vehicle's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Underlying Investment Vehicle's book income is less than taxable income, the Underlying Investment Vehicle could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share, pro rata, in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Legal Counsel

Thompson Hine LLP, 41 S. High St., 17th Columbus, OH 43215, acts as legal counsel to the Fund.

Custodian

The Bank of New York Mellon (the "Custodian") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may

21

be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is One Wall Street, New York, New York 10286.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RSM US LLP is the independent registered public accounting firm for the Fund and will audit the Fund's annual financial statements. RSM US LLP is located at 555 Seventeenth Street, Suite 1000, Denver, CO 80202.

FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended April 30, 2016 are incorporated herein by reference to the Fund's Annual Report. These Financial Statements include the statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights and notes. The Fund's annual reports and semi-annual reports are available upon request, without charge, by calling the Fund toll-free at 1-877-940-7202.

22

APPENDIX

Adviser Proxy Voting Policies and Procedures

Pursuant to the adoption by the Securities and Exchange Commission (the "Commission") of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Adviser Act of 1940 (the "Act"), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, PREDEX Capital Management, LLC (hereinafter, "we" or "our") has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

23

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes. Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company's board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

24